[GRAPHIC]	Annual Report December 31, 1999

Lexington Global and Domestic No-Load Mutual Funds

[GRAPHIC]	LEXINGTON
GOLDFUND, INC.

Investment Objective: Capital Appreciation

Lexington Funds
Providing Global SolutionsSM	[LOGO] LEXINGTONSM

Dear Shareholders:

         The Lexington Goldfund decreased by 8.61%* during the fourth quarter and increased by 8.58%* for the full year of 1999. According to Lipper, Inc. the average gold fund decreased by 10.35% for the fourth quarter and increased by 3.63% for the full year of 1999.

         1999 was a tumultuous year for the gold industry. Prices swung violently as the IMF and Bank of England announced plans to sell gold to help developing countries, and trim excess holdings, respectively. Gold began the year at $295 per ounce, fell to $252.50 before rising to $325 per ounce in October, and finally ending the year at $280 per ounce.

         The price rise to $325 was the result of the European Central Banks declaring they would limit gold sales and leasing in the future. The price move was short-lived as hedging policies at several gold producers threatened corporate solvency and liquidity had to be produced to shore up corporate balance sheets. The gold price slumped to $290 and ended the year in a narrow range. Within this environment, the Lexington Goldfund maintained its strategy of concentrating its exposure on the highest quality, most liquid gold producers.

         For the intermediate period ahead the past will probably be prologue. Liquidity is quite available providing producers and speculators the ability to short gold with no catalysts for higher gold prices appearing in the near term.

         We expect gold will trade in a narrow range for the early part of 2000. Fundamentally, an expanding global economy is expected to continue to produce a growing physical demand for gold and over the course of this year we expect prices to trend modestly higher.

         We appreciate the support of our shareholders and would be happy to respond to any questions or comments you may have. Please feel free to call us at 1-800-526-0056 or visit our website at www.lexingtonfunds.com.

Sincerely,

/s/ James A. Vail James A. Vail Portfolio Manager February, 2000	/s/ Robert M. DeMichele Robert M. DeMichele President February, 2000

           Comparison of change in value of a $10,000 Investment in
                           Lexington Goldfund, Inc.,
             the unmanaged Standard & Poor's 500 Stock Price Index
              and Gold Bullion (London P.M. Fix, (U.S. Dollars))

                                 [LINE GRAPH]

------------------------------------------------------------------------------
                                                S&P 500
                                              Stock Price
    Date              Lexington Goldfund        Index          Gold Bullion
------------------------------------------------------------------------------
  12/31/89                  $10,000             $10,000          $10,000
  12/31/90                   $7,935              $9,690           $9,853
  12/31/91                   $7,448             $12,636           $8,861
  12/31/92                   $5,920             $13,597           $8,351
  12/31/93                  $11,069             $14,965           $9,828
  12/31/94                  $10,263             $15,161           $9,596
  12/31/95                  $10,069             $20,851           $9,690
  12/31/96                  $10,858             $25,641           $9,246
  12/31/97                   $6,191             $34,197           $7,266
  12/31/98                   $5,796             $44,019           $7,206
  12/31/99                   $6,293             $53,280           $7,267
------------------------------------------------------------------------------

                     Average Annual Standard Total Returns
                        for the period Ending 12/31/99

------------------------------------------------------------------------------
                                                S&P 500
                                              Stock Price
                      Lexington Goldfund        Index          Gold Bullion
------------------------------------------------------------------------------
  1 YR                     8.58%                21.04%               0.85%
  5 YR                    -9.32%                28.56%              -5.41%
  10 YR                   -4.53%                18.21%              -3.14%
------------------------------------------------------------------------------

This graph, prepared in accordance with SEC regulations, compares a $10,000 investment in the Fund with a similar investment in the unmanaged Standard &
Poor's 500 Stock Index (S&P 500) and a direct investment in gold bullion.
Results for the Fund and the S&P 500 include the reinvestment of all dividend and capital gain distributions. The price of gold is subject to substantial price fluctuations over short periods of time and may be affected by unpredictable international monetary and political policies. Investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than at their original cost. Total return represents past performance and it is not predictive of future results.

*
8.58%, (9.32)% and (4.53)% are the one, five and ten year average annual standard total returns, respectively, for the period ended December 31, 1999. Investment return and principal value of an investment will fluctuate so that an investor ’s shares, when redeemed, may be worth more or less than their original cost. The price of gold is subject to substantial price fluctuations over short periods of time and may be affected by unpredictable international monetary and political policies. Total return represents past performance and is not predictive of future results. There is no guarantee that the Fund can achieve its objective.

                           Lexington GoldFund, Inc.
                   Portfolio Summary as of December 31, 1999

                                  [PIE CHART]

Asset Allocation

Common Stocks                                                  91.5%
Cash & Cash Equivalents                                         4.7%
Gold Bullion                                                    3.8%

Top Country Holdings

South Africa                                                   32.3%
Canada                                                         27.9%
United States                                                  19.8%
Australia                                                      11.5%

Lexington Goldfund, Inc.
Statement of Net Assets
(Including the Portfolio of Investments)
December 31, 1999

Number of Shares	Security	Value (Note 1)

	COMMON STOCKS: 91.5%

	Australia: 11.5%
1,350,000	Delta Gold, Ltd.	$ 2,053,803
1,850,000	Lihir Gold, Ltd. [1]	1,343,683
627,172	Newcrest Mining, Ltd. [1]	2,133,989
3,002,539	Normandy Mining, Ltd.	2,121,849
491,000	Ranger Minerals, Ltd. [1]	706,816

		8,360,140

	Canada: 27.9%
443,000	Agnico-Eagle Mines, Ltd.	3,267,125
130,000	Barrick Gold Corporation	2,299,375
300,000	Claude Resources, Inc. [1]	186,037
400,000	Claude Resources, Inc. (Warrants) [1,2]	248,049
20,000	Dia Met Minerals, Ltd.“A ” [1]	272,165
140,000	Franco Nevada Mining Corporation, Ltd.	2,136,668
541,400	Goldcorp, Inc. “A ” [1]	3,152,175
373,600	IAMGOLD, International African Mining Gold Corporation [1]	836,615
1,050,000	Kinross Gold Corporation [1]	1,938,918
420,000	Meridian Gold, Inc. [1]	2,836,029
285,500	Placer Dome, Inc.	3,069,125

		20,242,281

	South Africa: 32.3%
121,749	Anglo American Platinum Corporation, Ltd.	3,697,431
68,749	Anglogold, Ltd.	3,534,845
371,363	Anglovaal Mining, Ltd.	3,232,633
447,918	Avgold, Ltd. [1]	309,158
952,900	Gold Fields, Ltd.	4,603,916
200,000	Gold Fields, Ltd. (ADR)	909,375
641,656	Harmony Gold Mining, Ltd.	4,116,161
74,460	Impala Platinum Holdings, Ltd.	3,011,032

		23,414,551

	United States: 19.8%
560,000	Battle Mountain Gold Company [1]	1,155,000
177,600	Freeport McMoran Copper & Gold “A” [1]	3,296,700
Number of Shares or Principal Amount	Security	Value (Note 1)

	United States (continued):
368,570	Homestake Mining Company	$ 2,879,453
140,170	Newmont Mining Corporation	3,434,165
112,500	Stillwater Mining Company [1]	3,585,938

		14,351,256

	TOTAL COMMON STOCKS (cost $68,946,691)	66,368,228

	GOLD BULLION: 3.8%
	9,513 fine ounces (cost $3,640,945) [1]	2,742,008

	SHORT-TERM INVESTMENTS: 4.1%
	U.S. Government Obligations: 4.1%
$1,000,000	U.S. Treasury Bills, 4.52%, due 01/13/00	998,337
2,000,000	U.S. Treasury Bills, 5.57%, due 06/22/00	1,948,035

	TOTAL SHORT-TERM INVESTMENTS (cost $2,946,918)	2,946,372

	TOTAL INVESTMENTS: 99.4% (cost $75,534,554†)(Note 1)	72,056,608
	Other assets in excess of liabilities: 0.6%	459,474

	TOTAL NET ASSETS: 100.0% (equivalent to $3.29 per share on 22,013,607 shares outstanding)	$ 72,516,082

1 Non-income producing security.

2 Restricted security (Note 7).

ADR —American Depository Receipt.

† Aggregate cost for Federal income tax purposes is $77,266,057.

The Notes to Financial Statements are an integral part of this statement.
4

Lexington Goldfund, Inc.
Statement of Assets and Liabilities
December 31, 1999

Assets

Investments, at value (cost $75,534,554) (Note 1)	$ 72,056,608

Cash	551,292

Receivable for investment securities sold	30,074

Receivable for shares sold	301,065

Dividends and interest receivable	3,028

Total Assets	72,942,067

Liabilities

Due to Lexington Management Corporation (Note 2)	55,368

Payable for shares redeemed	255,662

Accrued expenses	114,955

Total Liabilities	425,985

Net Assets (equivalent to $3.29 per share on 22,013,607 shares outstanding) (Note 4)	$ 72,516,082

Net Assets consist of:

Capital stock — authorized 500,000,000 shares, $.001 par value per share	$ 22,014

Additional paid-in-capital (Note 1)	135,560,290

Accumulated net investment income (Note 1)	12,833

Accumulated net realized loss on investments and foreign currency transactions (Notes 1 and 8)	(59,601,109)

Unrealized depreciation of investments	(3,477,946)

Total Net Assets	$ 72,516,082

Lexington Goldfund, Inc.
Statement of Operations
Year ended December 31, 1999

Investment Income

Dividends	$ 1,002,947
Interest	193,852

	1,196,799
Less: foreign tax expense	25,773

Total investment income		$ 1,171,026

Expenses

Investment advisory fee (Note 2)	583,491
Transfer agent and shareholder servicing expenses (Note 2)	174,169
Professional fees	80,503
Distribution expenses (Note 3)	75,410
Printing and mailing expenses	59,842
Custodian expenses	50,330
Accounting expenses (Note 2)	43,962
Registration fees	25,444
Directors ’ fees and expenses	17,583
Computer processing fees	15,602
Other expenses	59,824

Total expenses		1,186,160

Net investment loss		(15,134)

Realized and Unrealized Gain (Loss) on Investments (Note 5)

Net realized loss on:
Investments	(25,580,452)
Foreign currency transactions	(8,439)

Net realized loss		(25,588,891)
Net change in unrealized depreciation of:
Investments	32,387,023
Foreign currency translation of other assets and liabilities	2,336

Net change in unrealized depreciation		32,389,359

Net realized and unrealized gain		6,800,468

Increase in Net Assets Resulting from Operations		$ 6,785,334

The Notes to Financial Statements are an integral part of these statements.
5

Lexington Goldfund, Inc.
Statements of Changes in Net Assets
Years ended December 31, 1999 and 1998

	1999	1998
Operations:
Net investment income (loss)	$ (15,134)	$ 45,698
Net realized loss from investments and foreign currency transactions	(25,588,891)	(9,797,656)
Net change in unrealized depreciation of investments and foreign currency translation	32,389,359	6,918,845

Net increase (decrease) in net assets resulting from operations	6,785,334	(2,833,113)

Distributions to Shareholders: (Note 1)
Distributions to shareholders from net investment income	—	(52,416)

Capital Share Transactions: (Note 4)
Proceeds from sale of shares	31,794,471	51,873,043
Reinvested dividends	—	46,630
Net assets received in connection with reorganization (Note 1)	17,841,616	—
Cost of shares redeemed	(34,746,635)	(51,899,941)

Increase in net assets from capital share transactions	14,889,452	19,732

Net increase (decrease) in net assets	21,674,786	(2,865,797)

Net Assets:
Beginning of period	50,841,296	53,707,093

End of period (including accumulated net investment income of $12,833 and distributions in excess of net investment income of $83,069 in 1999 and 1998, respectively) (Note 1)	$72,516,082	$50,841,296

The Notes to Financial Statements are an integral part of these statements.
6

Lexington Goldfund, Inc.
Notes to Financial Statements
December 31, 1999 and 1998

1. Significant Accounting Policies

Lexington Goldfund, Inc. (the “Fund”) is an open-end, non-diversified management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to attain capital appreciation and as such hedge against loss of buying power as may be obtained through investment in gold and equity securities of companies engaged in mining or processing gold throughout the world. On February 18, 1999, the Board of Directors of the Fund approved an Agreement and Plan of Reorganization and Liquidation providing for the transfer of all or substantially all of the Lexington Strategic Investments Fund, Inc.’s (“Strategic Investments”) assets and liabilities to the Fund in a tax free exchange of capital stock of the Fund at net asset value and the assumption of stated liabilities (the “Exchange”). The Exchange was approved by the shareholders of Strategic Investments on June 22, 1999, and was completed after the close of business on June 25, 1999 at which time 14,495,064 shares valued at $1.23 per share, representing net assets of $17,841,616 (including $9,295,470 net unrealized depreciation of investments) were exchanged by Strategic Investments for the respective number of shares of the Fund. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

             Investments     Securities transactions are accounted for on a trade date basis. Realized gains and losses from investment transactions are reported on the identified cost basis. Securities traded on a recognized stock exchange are valued at the last sales price reported by the exchange on which the securities are traded. If no sales price is recorded, the mean between the last bid and asked prices is used. Securities traded on the over-the-counter market and gold bullion are valued at the mean between the last current bid and asked prices. Short-term securities having a maturity of 60 days or less are stated at amortized cost, which approximates market value. Securities for which market quotations are not readily available and other assets are valued by Fund management in good faith under the direction of the Fund’s Board of Directors. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of business. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income, adjusted for amortization of premiums and accretion of discounts, is accrued as earned.

            Foreign Currency Transactions     Foreign currencies (and receivables and payables denominated in foreign currencies) are translated into U.S. dollar amounts at current exchange rates. Translation gains or losses resulting from changes in exchange rates and realized gains and losses on the settlement of foreign currency transactions are reported in the statement of operations. In addition, the Fund may enter into forward foreign exchange contracts in order to hedge against foreign currency risk in the purchase or sale of securities denominated in foreign currency. The Fund may also enter into such contracts to hedge against changes in foreign currency exchange rates on portfolio positions. These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current market rate as unrealized gains or losses. Realized gains or losses are recognized when contracts are closed and are reported in the statement of operations.

The Fund authorizes its custodian to place and maintain equity securities in a segregated account of the Fund having a value equal to the aggregate amount of the Fund’s commitments under forward foreign currency contracts entered into with respect to position hedges. There are no forward foreign currency contracts outstanding at December 31, 1999.
Lexington Goldfund, Inc.
Notes to Financial Statements
December 31, 1999 and 1998 (continued)

1. Significant Accounting Policies (continued)

            Federal Income Taxes     It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to “regulated investment companies” and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income taxes is required.

             Distributions     Dividends from net investment income and net realized capital gains are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. At December 31, 1999, reclassifications were made to the Fund’s capital accounts to reflect permanent book/tax differences and income and gains available for distribution under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change.

            Use of Estimates     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Investment Advisory Fee and Other Transactions with Affiliate

The Fund pays an investment advisory fee to Lexington Management Corporation ( “LMC”) at an annual rate of 1.00% of the Fund’s average daily net assets up to $50 million and at an annual rate of 0.75% thereafter. For 1999, LMC has agreed to voluntarily limit the total expenses of the Fund (excluding interest, taxes, brokerage commissions, 12b-1 fees and extraordinary expenses, but including management fee and operating expenses) to an annual rate of 2.50% of the Fund’s average net assets. No reimbursement was required for the year ended December 31, 1999.

The Fund reimburses LMC for certain expenses, including accounting and shareholder servicing costs of $90,994, which are incurred by the Fund, but paid by LMC.

3. Distribution Plan

The Fund has a Distribution Plan (the “Plan”) which allows payments to finance activities associated with the distribution of the Fund’s shares. The Plan provides that the Fund may pay distribution fees on a reimbursement basis, including payments to Lexington Funds Distributor, Inc. (“LFD”), the Fund’s distributor, in amounts not exceeding 0.25% per annum of the Fund’s average daily net assets. Total distribution expenses for the year ended December 31, 1999 were $75,410 and are set forth in the statement of operations.
Lexington Goldfund, Inc.
Notes to Financial Statements
December 31, 1999 and 1998 (continued)

4. Capital Stock

Transactions in capital stock were as follows:

	Year ended
	December 31, 1999		December 31, 1998
	Shares	Amount	Shares	Amount

Shares sold	10,050,258	$31,794,471	15,653,921	$51,873,043
Shares issued on reinvestment of dividends	—	—	15,753	46,630
Shares issued in connection with reorganization	6,190,600	17,841,616	—	—

	16,240,858	49,636,087	15,669,674	51,919,673
Shares redeemed	(10,982,141)	(34,746,635)	(15,516,610)	(51,899,941)

Net increase	5,258,717	$14,889,452	153,064	$ 19,732

5. Investment Transactions

The cost of purchases and proceeds from sales of securities for the year ended December 31, 1999, excluding short-term securities, were $45,291,483 and $48,906,521, respectively.

At December 31, 1999, the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost amounted to $7,788,880 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value amounted to $12,998,329.

6. Investment and Concentration Risks

The Fund makes significant investments in foreign securities and has a policy of investing in gold and in the securities of companies engaged in mining or processing of gold. There are certain risks involved in investing in foreign securities or concentrating in specific industries that are in addition to the usual risks inherent in domestic investments. These risks include those resulting from potentially adverse political and economic developments as well as the possible imposition of foreign exchange or other foreign governmental restrictions or laws, all of which could affect the market and/or credit risk of the investments.

In addition to the risks described above, risks may arise from forward foreign currency contracts as a result of the potential inability of counterparties to meet the terms of their contracts.

7. Restricted Securities

The following securities were purchased under Rule 144A of the Securities Act of 1933 or issued in private placements and, unless registered under the Act or exempted from registration, may be sold only to qualified institutional investors. Pursuant to guidelines adopted by the Fund’s Board of Directors, these unregistered securities have been deemed to be illiquid. The Fund currently limits investment in illiquid securities to 15% of the Fund’s net assets, at market value.

Security	Aquisition Date	Shares	Market Value	Percent of Net Assets
Claude Resources, Inc. (Warrants)	09/28/99	400,000	$248,049	0.34%

Lexington Goldfund, Inc.
Notes to Financial Statements
December 31, 1999 and 1998 (continued)

8. Federal Income Taxes—Capital Loss Carryforwards

Capital loss carryforwards 1 available for Federal income tax purposes as of December 31, 1999 are approximately:

$ 972,568	expiring in 2000;
2,280,435	expiring in 2001;
10,373,808	expiring in 2005;
12,120,643	expiring in 2006; and,
28,511,823	expiring in 2007.

To the extent any future capital gains are offset by these losses, such gains may not be distributed to shareholders.

1  Temporary book-tax differences of $5,341,832 are the result of deferred post-October losses and wash sales.

Lexington Goldfund, Inc.
Financial Highlights

Selected per share data for a share outstanding throughout the period:

	Year ended December 31,
	1999	1998	1997	1996	1995
Net asset value, beginning of period	$3.03	$3.24	$5.97	$6.24	$6.37

Income (loss) from investment operations:
Net investment income (loss)	(0.01)	—	—	0.02	—
Net realized and unrealized gain (loss) on investments and foreign currencies	0.27	(0.21)	(2.52)	0.50	(0.12)

Total income (loss) from investment operations	0.26	(0.21)	(2.52)	0.52	(0.12)

Less distributions:
Dividends from net investment income	—	—	(0.21)	(0.79)	(0.01)

Net asset value, end of period	$3.29	$3.03	$3.24	$5.97	$6.24

Total return	8.58%	(6.39)%	(42.98)%	7.84%	(1.89)%

Ratio to average net assets:
Expenses	1.94%	1.74%	1.65%	1.60%	1.70%
Net investment income (loss)	(0.02)%	0.08%	0.17%	(0.32)%	0.07%
Portfolio turnover rate	78.55%	28.93%	38.32%	31.04%	40.41%
Net assets, end of period (000 ’s omitted)	$72,516	$50,841	$53,707	$109,287	$135,779

Independent Auditors’ Report

The Board of Directors and Shareholders
Lexington Goldfund, Inc.:

            We have audited the accompanying statement of net assets (including the portfolio of investments) and assets and liabilities of Lexington Goldfund, Inc. as of December 31, 1999, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

            We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1999 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

            In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lexington Goldfund, Inc. as of December 31, 1999, the result of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and its financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.

KMPG LLP

New York, New York
February 7, 2000

Lexington®

Mutual Funds

Global • International

Lexington Global Corporate Leaders Fund seeks long-term growth of capital primarily through investment in a diversified portfolio of blue chip securities domiciled in foreign countries and the U.S. that represent "corporate leaders" in their respective industries.

Lexington International Fund seeks long- term growth of capital through investment in common stocks of companies domiciled in foreign countries.

Lexington Worldwide Emerging Markets Fund seeks long-term growth of capital primarily through investment in equity securities of companies domiciled in, or doing business in, emerging countries and emerging markets.

Lexington Troika Dialog Russia Fund seeks long-term capital appreciation through investment primarily in the equity securities of Russian companies.

Lexington Small Cap Asia Growth Fund seeks long-term capital appreciation through investment in companies domiciled in the Asia Region with a market capitalization of less than $1 billion.

Lexington Global Technology Fund seeks long-term growth of capital. The Fund is designed to provide investors with a simple way to invest in technology and information infrastructure companies located throughout the world.

Lexington Global Income Fund seeks high current income. Capital appreciation is a secondary objective. The Fund invests in a combination of foreign and domestic high-yield, lower rated debt securities.

Domestic •

Lexington Corporate Leaders Trust Fund seeks long-term capital growth and income. Portfolio assets are invested primarily in an equal number of shares of an established list of American "blue-chip" corporations.

Lexington Growth and Income Fund seeks long-term appreciation of capital through investment in the common stocks of large, ably managed and well financed companies.

Lexington GNMA Income Fund seeks a high level of current monthly income through investment in mortgage-backed GNMA Certificates that are guaranteed as to the timely payment of principal and interest by the U.S. Government.

Lexington Money Market Trust seeks current income from short-term investments as is consistent with preservation of capital and liquidity.

Precious Metals •

Lexington Goldfund seeks capital appreciation by providing a careful mix of gold bullion and gold mining shares with assets diversified throughout the world.

Lexington Silver Fund seeks long-term growth of capital by investing in established silver-related companies throughout the world.

Lexington website • www.lexingtonfunds.com
[LOGO] LEXINGTONSM
Website features
Online Account Access Fund Pricing and Performance Site Links - Morningstar CNBC Wall Street Journal	Meet the Managers News/Reviews Resource Center

1-800-526-0056

www.lexingtonfunds.com Lexington Funds - Providing Global SolutionsSM

LEXINGTON GOLDFUND, INC.

Investment Adviser
Lexington Management Corporation
Park 80 West - Plaza Two
Saddle Brook, New Jersey 07663

Distributor
Lexington Funds Distributor, Inc.
Park 80 West - Plaza Two
Saddle Brook, New Jersey 07663

www.lexingtonfunds.com

All Shareholder requests for
services of any kind should be sent to:

Transfer Agent
State Street Bank and Trust Company
c/o National Financial Data Services
330 West Ninth Street
Kansas City, Missouri 64105

Or call Lexington Shareholder
Services at: 1-800-526-0056

LEXLINE 800-526-0052

24-hour toll-free telephone access
to your Lexington Fund account(s)
where you can obtain the
following:

  Price/Yield
  Account Balances
  Exchanges
  Last Transactions
  Total Return
  Duplicate Statements

This report has been prepared for the information of the shareholders of Lexington Goldfund, Inc. and is authorized for distribution to the public only if it is accompanied or preceded by a currently effective prospectus which sets forth expenses and other material information. LEX271-AR12/99

The Lexington Funds Park 80 West - Plaza Two Saddle Brook, New Jersey 07663	PRSRT STD U.S. Postage Paid Lexington Management Corp